UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2025

ADAGIO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42199	99-1151466
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26051 Merit Circle, Suite 102 Laguna Hills, CA	92653
(Address of principal executive offices)	(Zip Code)

(949) 348-1188

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement

On January 3, 2025, Adagio Medical Holdings, Inc. (the “Company”) and each Buyer (as defined below) entered into a Limited Waiver and Amendment (each, a “Waiver” and collectively the “Waivers”) to (i) the Securities Purchase Agreement, dated as of February 13, 2024 (the “Purchase Agreement”), by and among the Company, ARYA Sciences Acquisition Corp. IV, a company organized under the laws of the Cayman Islands, Adagio Medical, Inc., a Delaware corporation, and the buyers signatory thereto (the “Buyers”), (ii) the Registration Rights Agreement, dated as of July 31, 2024 (the “RRA”), by and among the Company and the Buyers, and (iii) the promissory notes issued on July 31, 2024 pursuant to the Purchase Agreement (the “Notes”) pursuant to which the Buyers waived certain defaults existing under the Purchase Agreement, RRA, and Notes as a result of the Company’s misstated financial statements previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 1, 2024.

Pursuant to the Waivers, the Buyers expressly waive in part (i) Section 2(e) of the RRA, such that the Registration Delay Payment, as defined in the RRA, may be paid in the form of restricted shares, in lieu of payment in cash at a price of $2.00 per share (the “Restricted Shares”), with the Company issuing a total of 183,333 Restricted Shares and (ii) Section 2(d) of the RRA, such that the Company’s filing with the Securities and Exchange Commission (the “SEC”) of a new registration statement no later than February 28, 2025 to cover the Required Registration Amount (as defined in the RRA), including the Restricted Shares, and the SEC’s declaration of effectiveness of such registration statement by the agreed upon deadline, will satisfy in full the Company’s obligations under Section 2(d) of the RRA, as of such filing date, and in each of clause (i) and (ii), upon the satisfaction of the conditions of the Waivers, the Waivers are effective as of December 26, 2024 (the “Effective Date”). As of the Effective Date, the Purchase Agreement and each of the other Transaction Documents (as defined in the Purchase Agreement) were amended to redefine the term “Warrant Shares” to include the Restricted Shares and “Transaction Documents” to include the Waiver.

The foregoing description of the Waivers is not complete and is qualified in its entirety by reference to the full text of the form of the Waiver, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 2, 2025, the Company received a letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, due to the vacancy on the audit committee of the Company’s Board of Directors (the “Board”) following Shahram Moaddeb’s resignation from the Board as disclosed in the Company's Current Report on Form 8-K filed with the SEC on December 23, 2024, the Company is not in compliance with Nasdaq’s audit committee requirements as set forth in Listing Rule 5605.

Under Nasdaq Listing Rule 5605(c)(4), Nasdaq provided the Company a cure period in order to regain compliance as follows: (i) until the earlier of the Company’s next annual shareholders’ meeting or January 2, 2026 or (ii) if the next annual shareholders’ meeting is held before June 30, 2025, then the Company must evidence compliance no later than June 30, 2025.

The Company is in the process of reviewing and evaluating potential options to regain compliance with these continued listing requirements noted above in a manner consistent with the cure period. There can be no assurance that the Company will successfully regain compliance with these continued listing requirements within the applicable cure period.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K other than statements of historical fact are forward-looking statements. Such forward-looking statements include, among other things, statements regarding the Company’s plans to regain compliance with the Nasdaq Listing Rules. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and the negative of such terms or other similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are based on the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those projected in any forward-looking statements due to numerous risks and uncertainties, including but not limited to, Company’s ability to make changes to its board and committee composition to regain compliance with the Nasdaq Listing Rules. Information regarding the foregoing and additional risks may be found in the section entitled “Risk Factors” in documents that the Company files from time to time with the Securities and Exchange Commission. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Limited Waiver and Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2025

Adagio Medical Holdings, Inc.

By:	/s/ John Dahldorf
Name:	John Dahldorf
Title:	Chief Financial Officer